Exhibit 24.1

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Stefano Gaggini and Erika Kelley his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Radius Recycling, Inc. for the year ended August 31, 2024 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Gregory Friedman
GREGORY FRIEDMAN

Exhibit 24.1

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Stefano Gaggini and Erika Kelley her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Radius Recycling, Inc. for the year ended August 31, 2024 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Rhonda D. Hunter
RHONDA D. HUNTER

Exhibit 24.1

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Stefano Gaggini and Erika Kelley his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Radius Recycling, Inc. for the year ended August 31, 2024 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David L. Jahnke
DAVID L. JAHNKE

Exhibit 24.1

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Stefano Gaggini and Erika Kelley her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Radius Recycling, Inc. for the year ended August 31, 2024 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Glenda Minor
GLENDA MINOR

Exhibit 24.1

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Stefano Gaggini and Erika Kelley her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Radius Recycling, Inc. for the year ended August 31, 2024 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Leslie L. Shoemaker
LESLIE L. SHOEMAKER

Exhibit 24.1

POWER OF ATTORNEY

(Form 10-K)

The undersigned hereby constitutes and appoints each of Stefano Gaggini and Erika Kelley his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Radius Recycling, Inc. for the year ended August 31, 2024 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Michael W. Sutherlin
MICHAEL W. SUTHERLIN